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                                                               EXHIBIT 23(a)-(h)
                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements
(Nos. 2-76378, 2-93760, 33-23580, 33-1032, 33-65507, 33-83317, 333-27111,
333-83317 and 333-40604) on Forms S-8 of our report dated January 31, 2002 appearing in this Annual Report on Form 10-K of Torchmark Corporation for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP

Dallas, Texas
March 21, 2002